UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 8, 2012

Energizer Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Missouri	1-15401	43-1863181
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
533 Maryville University Drive
St. Louis, Missouri 63141
(Address of principal executive offices)
Registrant’s telephone number, including area code: (314) 985-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results Of Operations And Financial Condition.
On November 8, 2012, Energizer Holdings, Inc. (the "Company") issued a press release announcing financial and operating results for its fourth fiscal quarter ended September 30, 2012 and fiscal 2013 guidance. This press release, which included the attached unaudited Statement of Earnings for the quarter, is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including the attached exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.05. Costs Associated with Exit or Disposal Activities.
On November 4, 2012 the Board of Directors of Energizer Holdings, Inc. (“Energizer” or the “Company”) approved a restructuring plan and delegated authority to the Company's management to determine the final plan with respect to these initiatives. The plan was developed in connection with an assessment of the Company's cost structure and operating model undertaken to improve its cost competitiveness and deliver enhanced financial returns.

These actions are expected to reduce the global workforce by more than 10%, or approximately 1,500 colleagues.

In order to achieve these savings, we are undertaking efforts to:

•	Rationalize and streamline operations facilities in the Household Products Division:

◦	Close Maryville, MO battery manufacturing facility

◦	Close St. Albans, VT battery manufacturing facility

◦	Close Tampoi, Malaysia battery packaging facility

◦	Streamline Asheboro, NC battery manufacturing and packaging facilities

◦	Streamline Walkerton, Canada packaging facility

◦	Streamline lights manufacturing in China

•	Consolidate G&A functional support across the organization;

•	Streamline the Household Products Division product portfolio to enable increased focus on our core battery business;

•	Streamline the marketing organization within our Household Products division;

•	Optimize our go-to-market strategies and organization structures within our international markets;

•	Reduce overhead spending including changes to benefit programs and other targeted spending reductions; and

•	Create a center-led purchasing function to drive procurement savings.
In addition, there are on-going analyses of our international footprint, legal entity structure and global delivery of transactional services to identify and assess additional scale efficiencies. These assessments will be completed in the coming months.

At this time, the Company is not able, in good faith, to make a determination of the timing or estimated amount or range of amounts to be incurred for each major type of cost nor the charge that will result in future cash expenditures. The Company will file an amendment to this report upon the determination of such amounts. The Company anticipates, however, that a substantial portion of the actions will be completed by the end of fiscal 2014. The Company estimates one-time charges associated with achieving these benefits to be approximately 1.25 times gross annualized savings, of which approximately 25% to 30% are estimated to be non-cash charges. The Company anticipates that $120 million to $140 million of these one-time charges will occur in fiscal 2013. Additionally, the Company expects to incur additional incremental capital expenditures, primarily in information technology.

We expect that a majority of the one-time charges associated with these initiatives are expected to be recorded within the next 12 to 18 months as restructuring costs will likely be incurred ahead of achieving estimated savings.

The Company issued a press release on November 8, 2012 announcing these plans. A copy of that press release is furnished with this Form 8-K as Exhibit 99.2.

This Form 8-K contains forward-looking statements including without limitation those regarding Energizer's future business outlook, potential cost savings and the timing of any such savings, costs to achieve such savings, future investment in the business, actions required to obtain the savings detailed, the impact of cost savings on financial metrics, future earnings, future earnings per share, changes to operating metrics, business strategy, the timing or amount of capital expenditures, compensation practices and the timing of future announcements. Forward-looking statements are not based on historical facts but instead reflect the Company's expectations, estimates or projections concerning future results or events. These statements generally can be identified by the use of forward-looking words or phrases such as "believe," "expect," "anticipate," "may," "could," "intend," "belief," "estimate," "plan," "likely," "will," "should" or other similar words or phrases. These statements are not guarantees of performance and are inherently subject to known and unknown risks, uncertainties and assumptions that are difficult to predict and could cause the Company's actual results, performance or achievements to differ materially from those expressed in or indicated by those statements. We cannot assure you that any of the Company's expectations, estimates or projections will be achieved. Numerous factors could cause the Company's actual results and events to differ materially from those expressed or implied by forward-looking statements, including, without limitation:

•	Energizer's ability to timely implement its strategic initiatives in a manner that will positively impact our financial condition and results of operations;

•	The impact of strategic initiatives on Energizer's relationships with its employees, its major customers and vendors;

•	Energizer's ability to improve operations and realize cost savings;

•	General market and economic conditions;

•	The success of new products and the ability to continually develop new products;

•	Energizer's ability to predict consumption trends with respect to the overall battery category and Energizer's other businesses;

•	Energizer's ability to continue planned advertising and other promotional spending;

•	The impact of raw material and other commodity costs;

•	The impact of foreign currency exchange rates and offsetting hedges on Energizer's profitability for the year with any degree of certainty;

•	The impacts of interest and principal repayment from our debt;

•	The impact of legislative or regulatory determinations or changes by federal, state and local, and foreign authorities, including taxing authorities;

•	Local currency movements.

The list of factors above is illustrative, but by no means exhaustive. In addition, estimates provided in this press release are preliminary and could change as the assessment develops, new information is obtained and the implementation progresses. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. Additional risks and uncertainties include those detailed from time to time in Energizer's publicly filed documents; including its annual report on Form 10-K for the year ended September 30, 2011 as supplemented by the Current Report filed on Form 8-K on December 15, 2011. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

Item 7.01. Regulation FD Disclosure.
On November 8, 2012, the Company issued a press release announcing its multi-year restructuring program. A copy of the press release is furnished hereto as Exhibit 99.2 hereto.

The information furnished pursuant to this Item 7.01, including the attached exhibit, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
See Exhibit Index.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.

By:  /s/ Daniel J. Sescleifer
Daniel J. Sescleifer
Executive Vice President and Chief Financial Officer

Dated: November 8, 2012

EXHIBIT INDEX

Exhibit No.        Description

99.1	Press Release, dated November 8, 2012, Results Of Operations And Financial Condition

99.2	Press Release, dated November 8, 2012, Multi-Year Restructuring Program